UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2018

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to SXE Merger Agreement

On June 1, 2018, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), American Midstream GP, LLC, a Delaware limited liability company and general partner of the Partnership (the “General Partner”), Cherokee Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Merger Sub”), Southcross Energy Partners, L.P. a Delaware limited partnership (“SXE”), and Southcross Energy Partners GP, LLC, a Delaware limited liability company (“SXE GP”), entered into Amendment No. 1 (the “SXE Merger Agreement Amendment”) to that certain Agreement and Plan of Merger, dated as of October 31, 2017 (the “SXE Merger Agreement”). The SXE Merger Agreement provides for the merger of SXE with and into Merger Sub (the “SXE Merger”), with SXE continuing its existence under Delaware law as the surviving entity in the SXE Merger and a wholly owned subsidiary of the Partnership. The SXE Merger Agreement Amendment extends the Outside Date (as such term is defined in the SXE Merger Agreement) to June 15, 2018.

The foregoing description of the SXE Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the SXE Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference.

Amendment to Contribution Agreement

On June 1, 2018, the Partnership, the General Partner and Southcross Holdings LP (“Holdings LP”) entered into Amendment No. 1 (the “Contribution Agreement Amendment”) to that certain Contribution Agreement, dated as of October 31, 2017 (the “Contribution Agreement”). The Contribution Agreement provides for the contribution to the Partnership and the General Partner by Holdings LP of its equity interests in a wholly owned subsidiary of Holdings LP, which will hold substantially all of the current subsidiaries and business of Holdings LP. Among other things, the Contribution Agreement Amendment extends the Outside Date (as such term is defined in the Contribution Agreement) to June 15, 2018.

The foregoing description of the Contribution Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement Amendment, a copy of which is attached as Exhibit 2.2 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Merger Agreement, dated June 1, 2018, by and among American Midstream Partners, LP, American Midstream GP, LLC, Southcross Energy Partners, L.P. and Southcross Energy Partners GP, LLC

2.2	Amendment No. 1 to Contribution Agreement, dated June 1, 2018, by and among American Midstream Partners, LP, American Midstream GP, LLC and Southcross Holdings LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By: AMERICAN MIDSTREAM GP, LLC its General Partner

By:	/s/ Eric Kalamaras
Name: Eric Kalamaras Title: Senior Vice President and Chief Financial Officer

June 1, 2018